Events after the reporting period	6 Months Ended
Jun. 30, 2024
Events after the reporting period
Events after the reporting period

32.Events after the reporting period

Shut down of the subsidiaries

As at the date of issue of these interim condensed consolidated financial statements GDEV Inc. the sole Member of Dragon Machines Ltd has an intention to close all the projects currently being developed by it. The management is in the process of shutting down Nexters Studio Portugal, Unipersonal LDA and Flow Research S.L. The management has assessed the effect of shutting down the mentioned subsidiaries as not material for the Group.

Reverse share split

On August 21, 2024 the Group announced a one-for-ten (1:10) reverse share split of its ordinary shares, no par value per ordinary share (the “Reverse Share Split”). The Reverse Share Split became effective on August 28, 2024 and the Company’s ordinary shares began trading on a split-adjusted basis as of August 29, 2024.